FIRST AMENDMENT AND CONSENT

FIRST AMENDMENT AND CONSENT (this "Amendment"), dated as of April 29, 2002, among THE MANITOWOC COMPANY, INC., a Wisconsin corporation (the "Borrower"), the lending institutions from time to time party to the Credit Agreement referred to below (the "Lenders") and DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company), as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 9, 2001 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

WHEREAS, the Borrower desires to acquire (the "Grove Acquisition"), through Giraffe Acquisition, Inc., a Wholly-Owned Domestic Subsidiary of the Borrower organized under the laws of Delaware ("Giraffe Merger Sub"), all of the capital stock of Grove Investors, Inc., a Delaware corporation ("Grove"), by way of a one-step merger of Giraffe Merger Sub with and into Grove, pursuant to, and in accordance with the terms of, that certain Agreement and Plan of Merger, dated as of March 18, 2002, among the Borrower, Giraffe Merger Sub and Grove (including the schedules and exhibits thereto) (as amended, modified and/or supplemented to the date hereof (and without giving effect to any subsequent amendment, modification or waiver thereto without the consent of the Administrative Agent, the "Grove Acquisition Agreement");

WHEREAS, the Grove Acquisition, after giving effect to the First Amendment Acquisition Effective Date (as defined below), will constitute a Permitted Acquisition effected in accordance with the requirements of the Credit Agreement as amended by this Amendment (after giving effect to the First Amendment Acquisition Effective Date);

WHEREAS, the Borrower has requested certain amendments and consents to the Credit Agreement in connection with the Grove Acquisition and the financing thereof as described below; and

WHEREAS, subject to the terms and conditions of this Amendment, the Lenders wish to grant certain consents to the Credit Agreement and the parties hereto wish to amend the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, it is agreed:

  Amendments and Consents to Credit Agreement.

    Notwithstanding anything to the contrary contained in the Credit Agreement, the Lenders hereby acknowledge and agree that the Grove Acquisition may be effected as a Permitted Acquisition under the Credit Agreement (as amended after giving effect to the First Amendment Acquisition Effective Date) (and will thereupon constitute a "Permitted Acquisition" for all purposes of the Credit Agreement, except as provided in Section 2 below), so long as:

      the sole consideration payable in respect of the Grove Acquisition (exclusive of transaction fees and expenses) shall consist of (I) shares of non-redeemable common stock of the Borrower, par value $.01 per share, with an equity value of approximately $71,500,000 issued in accordance with the requirements of Section 4.1(a) of the Grove Acquisition Agreement (the "Grove Equity Issuance"), (II) the assumption (and subsequent refinancing as provided below) of the Grove Indebtedness To Be Refinanced (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date) in an aggregate principal amount equal to approximately $199,300,000 and (III) the assumption of Grove Acquired Indebtedness (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date) in an aggregate principal amount not to exceed $20,000,000;

      except for the deviation from the aggregate consideration requirements for Permitted Acquisitions consummated in any fiscal year of the Borrower as set forth in clause (vi) of Section 8.14(a) of the Credit Agreement, the Grove Acquisition shall otherwise be effected as a Permitted Acquisition in accordance with all applicable terms of (and meet all applicable requirements for a Permitted Acquisition under) the Credit Agreement (including, without limitation, Sections 8.12, 8.14 and 9.17 thereof and the delivery of the officer's certificate required by Section 8.14(a)(viii) thereof);

      the Grove Acquisition shall have been consummated on or prior to September 30, 2002;

      on the First Amendment Acquisition Effective Date, (x) the Borrower shall have received gross cash proceeds of at least $175,000,000 from the issuance by it of a like principal amount of New Senior Subordinated Notes (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date), the proceeds of which are used to finance, in part, the repayment of the Grove Indebtedness to be Refinanced, (y) the Grove Equity Issuance shall have occurred and (z) the Grove Acquisition shall have been consummated in accordance with the terms of the Grove Acquisition Agreement and this Amendment;

      on the First Amendment Acquisition Effective Date, (x) the total commitments in respect of the Grove Indebtedness To Be Refinanced shall have been terminated, and all loans and notes with respect thereto shall have been repaid in full (together with interest thereon), all letters of credit issued thereunder shall have been terminated (or supported by Letters of Credit issued under the Credit Agreement on terms satisfactory to the Administrative Agent) and all other amounts (including premiums) owing pursuant to the Grove Indebtedness To Be Refinanced shall have been repaid in full and all documents in respect of the Grove Indebtedness To Be Refinanced and all guarantees and security with respect thereto shall have been terminated (except as to indemnification and expense reimbursement provisions, which may survive to the extent provided therein) and be of no further force and effect, and (y) the Administrative Agent shall have received evidence, in form and substance reasonably satisfactory to it, that the Grove Refinancing (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date) has occurred;

      on the First Amendment Acquisition Effective Date, (I) the creditors in respect of the Grove Indebtedness To Be Refinanced shall have terminated and released all security interests and Liens (if any) on the assets owned by the Grove Acquired Entities (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date), (II) the Administrative Agent shall have received such releases of security interests in and Liens on the capital stock of, and the assets owned by, the Grove Acquired Entities as may have been reasonably requested by the Administrative Agent, which releases shall be in form and substance reasonably satisfactory to the Administrative Agent, and (III) without limiting the foregoing, there shall have been delivered (A) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC (or foreign equivalent) of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to the Grove Acquired Entities in connection with the security interests created with respect to the Grove Indebtedness To Be Refinanced and the documentation related thereto, (B) termination or reassignment of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Grove Acquired Entities on which filings have been made, (C) terminations of all mortgages, leasehold mortgages, deeds of trust and leasehold deeds of trust created with respect to property of the Grove Acquired Entities, in each case, to secure the obligations in respect of the Grove Indebtedness To Be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Administrative Agent, and (D) all collateral owned by the Grove Acquired Entities in the possession of any of the creditors in respect of the Grove Indebtedness To Be Refinanced or any collateral agent or trustee under any related security document shall have been returned to the appropriate Grove Acquired Entity (all of which deliveries pursuant to this sentence may be delivered to the Administrative Agent in escrow pending the occurrence of the First Amendment Acquisition Effective Date);

      on the First Amendment Acquisition Effective Date, (I) all Grove Transaction Documents (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date) shall have been duly executed and delivered by the parties thereto and shall be in full force and effect, (II) there shall have been delivered to the Administrative Agent true and correct copies of the Grove Transaction Documents, certified as such by an officer of the Borrower, (III) each of the conditions precedent to the consummation of the Grove Transaction (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date) as set forth in the Grove Transaction Documents shall have been satisfied (and not waived, unless consented to by the Administrative Agent) to the reasonable satisfaction of the Administrative Agent, (IV) the representations and warranties set forth in the Grove Transaction Documents shall be true and correct in all material respects, and (V) the Grove Transaction shall have been consummated in accordance with all applicable laws and the Grove Transaction Documents (without giving effect to any amendment or modification thereof or waiver with respect thereto, unless consented to by the Administrative Agent);

      on or prior to the First Amendment Acquisition Effective Date, all necessary governmental (domestic and foreign), shareholder and third party approvals and/or consents in connection with the Grove Transaction and the transactions contemplated by the Grove Transaction Documents and this Amendment and otherwise referred to therein or herein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents or imposes, in the judgment of the Administrative Agent, materially adverse conditions upon the consummation of the Grove Transaction and the other transactions contemplated by this Amendment;

      on the First Amendment Acquisition Effective Date, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon the consummation of the Grove Transaction or the other transactions contemplated by this Amendment;

      on the First Amendment Acquisition Effective Date, after giving effect to the Grove Transaction, nothing shall have occurred since December 31, 2001 (and neither the Lenders nor the Administrative Agent shall have become aware of any facts or conditions not previously known) which the Administrative Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, (x) a Material Adverse Effect or (y) a materially adverse effect on (I) the Grove Transaction or (II) the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Grove Acquired Entities taken as a whole;

      on the First Amendment Acquisition Effective Date, no actions, suits or proceedings by any entity (private or governmental) shall be pending or threatened (a) with respect to the Grove Transaction, the Credit Agreement or any Grove Transaction Document or (b) which the Administrative Agent or the Required Lenders shall determine has had, or could reasonably be expected to have, (x) a Material Adverse Effect or (y) a materially adverse effect on (I) the Grove Transaction or (II) the business, operations, properties, assets, liabilities, condition (financial or otherwise) or prospects of the Grove Acquired Entities taken as a whole;

      on the First Amendment Acquisition Effective Date, the Administrative Agent shall have received from each U.S. Grove Acquired Entity (as defined in the Credit Agreement after giving effect to the First Amendment Acquisition Effective Date) a certificate, dated the First Amendment Acquisition Effective Date, signed by the president or any vice president of such Person, and attested to by the secretary or any assistant secretary of such Person, substantially in the form of Exhibit H to the Credit Agreement with appropriate insertions, together with copies of the Certificate of Incorporation, By-Laws, operating agreement or other equivalent organizational documents of such Person and the resolutions of such Person relating to the Grove Transaction and the other transactions contemplated by this Amendment referred to herein, and the foregoing shall be reasonably satisfactory to the Administrative Agent;

      on the First Amendment Acquisition Effective Date, the Administrative Agent shall have received from Foley & Lardner, special counsel to the Credit Parties, an opinion addressed to the Administrative Agent, the Collateral Agent and each of the Lenders and dated the First Amendment Acquisition Effective Date in form and substance reasonably satisfactory to the Administrative Agent, and covering such matters incident to this Amendment and the transactions contemplated herein as the Administrative Agent may reasonably request (including an opinion as to the perfection of security interests in the assets of the U.S. Grove Acquired Entities granted pursuant to the Security Documents and a no conflicts opinion as to the Senior Subordinated Note Documents and the New Senior Subordinated Note Documents);

      on the First Amendment Acquisition Effective Date, the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower's chief financial officer demonstrating, in reasonable detail, compliance with the proviso of Section 4.03 of the Senior Subordinated Note Indenture;

      on the First Amendment Acquisition Effective Date, the Administrative Agent shall have received evidence of insurance complying with the requirements of Section 8.03 of the Credit Agreement for the business and properties of the Borrower, the Grove Acquired Entities and their respective Subsidiaries, in scope, form and substance reasonably satisfactory to the Administrative Agent and naming the Collateral Agent as an additional insured and/or loss payee, and stating that such insurance shall not be cancelled or materially revised without 30 days prior written notice by the insurer to the Collateral Agent;

      on the First Amendment Acquisition Effective Date, the Borrower and the other Credit Parties (including each U.S. Grove Acquired Entity) shall have complied with the provisions of Sections 8.14(b) and (c) of the Credit Agreement; and

      the Credit Parties (including each U.S. Grove Acquired Entity) shall have furnished to the Administrative Agent such updates to the schedules to the Pledge Agreement and the Security Agreement as are necessary to give effect to all changes to the original such schedules which occurred after the Initial Borrowing Date through and including the First Amendment Acquisition Effective Date (and after giving effect to the Grove Acquisition).

    Notwithstanding anything to the contrary contained in the Credit Agreement or in Section 1 of Part I of this Amendment, the parties hereto hereby acknowledge and agree that the Grove Acquisition shall not constitute a "Permitted Acquisition" for purposes of (i) the definition of "Permitted Acquisition Basket Amount", (ii) determining compliance with the aggregate consideration requirements for future Permitted Acquisitions set forth in clause (vi) of Section 8.14(a) of the Credit Agreement, (iii) Section 9.01(xiv) of the Credit Agreement, (iv) Section 9.04(viii) of the Credit Agreement, (v) the last sentence of Section 9.09 of the Credit Agreement or (vi) the last sentence of Section 9.10 of the Credit Agreement.

    Section 1.14(a) of the Credit Agreement is hereby amended by (i) inserting the text "and the New Senior Subordinated Note Indenture" immediately after the text "in accordance with, the Senior Subordinated Note Indenture" appearing in said Section, (ii) inserting the text "and the New Senior Subordinated Note Indenture" immediately after the text "will not violate the provisions of, the Senior Subordinated Note Indenture" appearing in said Section, (iii) inserting the text "or the New Senior Subordinated Note Indenture" immediately after the text "4.03 of the Senior Subordinated Note Indenture" appearing in said Section and (iv) inserting the text "and the New Senior Subordinated Note Indenture" immediately after the text "set forth in the Senior Subordinated Note Indenture" appearing in said Section.

    Section 1.15(a) of the Credit Agreement is hereby amended by (i) inserting the text "and the New Senior Subordinated Note Indenture" immediately after the text "in accordance with, the Senior Subordinated Note Indenture" appearing in said Section, (ii) inserting the text "and the New Senior Subordinated Note Indenture" immediately after the text "will not violate the provisions of, the Senior Subordinated Note Indenture" appearing in said Section, (iii) inserting the text "or the New Senior Subordinated Note Indenture" immediately after the text "4.03 of the Senior Subordinated Note Indenture" appearing in said Section and (iv) inserting the text "and the New Senior Subordinated Note Indenture" immediately after the text "set forth in the Senior Subordinated Note Indenture" appearing in said Section.

    Section 4.02(d) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately following the text "(other than" appearing in said Section and (ii) inserting the text "and (y) Indebtedness for borrowed money evidenced by the New Senior Subordinated Notes incurred under Section 9.04(v)(y) in an aggregate principal amount not to exceed $200,000,000" immediately after the text "Effective Date" appearing in said Section.

    Section 4.02(f) of the Credit Agreement is hereby amended by deleting the text "50%" appearing in said Section and inserting the text "the Applicable Excess Cash Flow Percentage" in lieu thereof.

    Section 4.02(i) of the Credit Agreement is hereby amended by deleting the text "six calendar months" appearing in said Section and inserting the text "twelve calendar months" in lieu thereof.

    Section 5.13 of the Credit Agreement is hereby amended by inserting the text "(as in effect prior to the First Amendment Acquisition Effective Date)" immediately after the text "Sections 7.05(a)" appearing in said Section.

    Section 7.05(a) of the Credit Agreement is hereby amended by (i) inserting the text "(I)" immediately after the text "(a)" appearing in said Section and (ii) inserting the following new clause (II) at the end of said Section:

    "(II) (i) (A) The audited consolidated balance sheets of Grove for its fiscal years ended on September 30, 2000 and September 29, 2001 and the related audited consolidated statements of operations, comprehensive income (loss), predecessor equity (deficit) and cash flows of Grove for its fiscal years ended on September 30, 2000 and September 31, 2001 and (B) the unaudited consolidated balance sheet of Grove for its fiscal quarter ended on March 31, 2002 (and, if the Grove Acquisition shall not have been consummated on or prior to August 15, 2002, its fiscal quarter ended on June 30, 2002) and the related unaudited consolidated statements of operations, comprehensive income (loss), predecessor equity (deficit) and cash flows of Grove for the six-month (and, if applicable, nine-month) period(s) then ended, copies of which have been furnished to the Lenders prior to the First Amendment Acquisition Effective Date, present fairly in all material respects the consolidated financial position of Grove at the date of such balance sheets and the consolidated results of operations and cash flows of Grove for the respective periods covered thereby, subject, in the case of the unaudited financial statements, to normal year-end adjustments and the absence of footnotes. All of the foregoing financial statements have been prepared in accordance with generally accepted accounting principles consistently applied, except as otherwise noted therein.

    (ii)     The pro forma consolidated balance sheet of the Borrower as of March 31, 2002 (or, if the Grove Acquisition shall not have been consummated on or prior to August 15, 2002, June 30, 2002) (after giving effect to the Grove Transaction and the financing therefor) and the related pro forma consolidated statements of income, cash flows and shareholders equity of the Borrower for the twelve-month period ended on March 31, 2002 (or, if the Grove Acquisition shall not have been consummated on or prior to August 15, 2002, June 30, 2002) (after giving effect to the Grove Transaction and the financing therefor), copies of which have been furnished to the Lenders prior to the First Amendment Acquisition Effective Date, present fairly in all material respects the pro forma consolidated financial position of the Borrower as of March 31, 2002 (or June 30, 2002, as the case may be) and the pro forma consolidated results of the operations of the Borrower for the period covered thereby. All of the foregoing pro forma financial statements have been prepared on a basis consistent with the historical financial statements of the Borrower set forth in preceding clause (i).".

    Section 7.05(b) of the Credit Agreement is hereby amended by (i) inserting the text "and the First Amendment Acquisition Effective Date" immediately after the text "On and as of the Initial Borrowing Date" appearing in said Section, (ii) inserting the text "or the Grove Transaction, as the case may be," immediately after the text "giving effect to the Transaction" appearing in said Section and (iii) deleting the text "and the Senior Subordinated Notes" appearing in said Section and inserting the text ", the Senior Subordinated Notes and (in the event this representation is to be made on the First Amendment Acquisition Effective Date) the New Senior Subordinated Notes" in lieu thereof.

    Section 7.05(c) of the Credit Agreement is hereby amended by inserting the following new sentences at the end thereof:

    "Except as fully reflected in the financial statements described in Section 7.05(a)(II), there were as of the First Amendment Acquisition Effective Date (and after giving effect to Grove Transaction and the relating financing therefor), no liabilities or obligations with respect to Grove or any of its Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in the aggregate, have had, or could reasonably be expected to have, a material adverse effect on the business, operations, property, assets, liabilities or condition (financial or otherwise) of Grove and its Subsidiaries taken as a whole. As of the First Amendment Acquisition Effective Date (and after giving effect to the Grove Transaction and the financing therefor), the Borrower does not know of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not fully disclosed in the financial statements delivered pursuant to Section 7.05(a)(II) or most recently delivered pursuant to Section 8.01 prior to such date which, either individually or in the aggregate, has had, or could reasonably be expected to have, a Material Adverse Effect.".

    Section 7.05 of the Credit Agreement is hereby further amended by deleting clause (e) of said Section in its entirety and inserting the following new clauses (e) and (f) in lieu thereof:

    "(e) After giving effect to the Grove Transaction (but for this purpose assuming that the Grove Transaction and the related financing had occurred prior to December 31, 2001), since December 31, 2001, there has been no change in the business, operations, liabilities, assets, property or condition (financial or otherwise) of the Borrower or any of its Subsidiaries that has had, or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

    (f)     The Updated Projections delivered to the Administrative Agent and the Lenders prior to the First Amendment Acquisition Effective Date have been prepared in good faith and are based on reasonable assumptions, and there are no statements or conclusions in the Updated Projections which are based upon or include information known to the Borrower to be misleading in any material respect or which fail to take into account material information known to the Borrower as of the First Amendment Acquisition Effective Date regarding the matters reported therein. On the First Amendment Acquisition Effective Date, the Borrower believes that the Updated Projections are reasonable and attainable, it being recognized by the Lenders, however, that projections as to future events are not to be viewed as facts and that the actual results during the period or periods covered by the Updated Projections may differ from the projected results and such differences may be material.".

    Section 7.06 of the Credit Agreement is hereby amended by deleting the text "Transaction" appearing in clause (i) of said Section and inserting the text "Transaction, the Grove Transaction" in lieu thereof.

    Section 7.08(c) of the Credit Agreement is hereby amended by (i) inserting the text "(x)" immediately after the text "provided that" appearing in said Section and (ii) inserting the text "and (y) up to, but not more than, $40,000,000 of Revolving Loans and Swingline Loans in the aggregate may be used on the First Amendment Acquisition Effective Date to repay, in part, the Grove Indebtedness To Be Refinanced and to pay fees and expenses incurred in connection with the Grove Transaction" immediately after the text "Section 7.08" appearing in said Section.

    Section 7.12 of the Credit Agreement is hereby amended by deleting the text "Initial Borrowing Date" appearing in said Section and inserting the text "First Amendment Acquisition Effective Date (immediately after giving effect to the Grove Transaction)" in lieu thereof.

    Section 7.14 of the Credit Agreement is hereby amended by deleting each reference to the text "Initial Borrowing Date" appearing in said Section and inserting the text "First Amendment Acquisition Effective Date (immediately after giving effect to the Grove Transaction)" in lieu thereof.

    Section 7.24 of the Credit Agreement is hereby amended by (i) inserting the text "(a)" immediately prior to the text "The subordination" appearing in said Section and (ii) inserting the following new clause (b) at the end of said Section:

    "(b) The subordination provisions contained in the New Senior Subordinated Note Documents are enforceable against the Borrower, the Subsidiary Guarantors and the holders of the New Senior Subordinated Notes, and all Obligations hereunder and under the other Credit Documents (including without limitation, the Subsidiaries Guaranty) are within the definitions of "Senior Debt " (or "Guarantor Senior Debt" in the case of the obligations of any Subsidiary Guarantor) and "Designated Senior Debt" included in such subordination provisions.".

    Section 7 of the Credit Agreement is hereby further amended by inserting the following new Sections 7.25 and 7.26 after Section 7.24 appearing in said Section:

    "7.25      Grove Transaction.   At the time of consummation thereof, each element of the Grove Transaction shall have been consummated in all material respects in accordance with the terms of the relevant Grove Transaction Documents therefor and all applicable laws. At the time of consummation thereof, all consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate each element of the Grove Transaction in accordance with the terms of the relevant Grove Transaction Documents and all applicable laws have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which restrains, prevents, or imposes material adverse conditions upon the Grove Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon any element of the Grove Transaction, the occurrence of any Credit Event, or the performance by the Borrower or any of its Subsidiaries of their respective obligations under the Grove Transaction Documents and all applicable laws.

    7.26 Updated Security Agreement and Pledge Agreement Schedules. The updated schedules to the Pledge Agreement and the Security Agreement furnished pursuant to Part I, Section 1(xvii) of the First Amendment are true and correct as of the date of their delivery, and accurately present all information which was originally required to be scheduled pursuant to the Pledge Agreement and Security Agreement on the Initial Borrowing Date, but modified to reflect any changes which occurred between the Initial Borrowing Date and such date of delivery.".

    Section 8.01(g) of the Credit Agreement is hereby amended by inserting the text ", New Senior Subordinated Notes" immediately after the text "Senior Subordinated Notes" appearing in said Section.

    Section 8 of the Credit Agreement is hereby amended by inserting the following new Section 8.18 after Section 8.17 appearing in said Section:

    "8.18 Mortgages; Policies; Surveys. Within 60 days following the First Amendment Acquisition Effective Date, the Borrower shall have delivered to the Collateral Agent, or caused to be delivered to the Collateral Agent:

    (i) fully executed counterparts of Mortgages, each in form and substance reasonably satisfactory to the Collateral Agent, which Mortgages shall cover such of the Real Property owned or leased by the U.S. Grove Acquired Entities as are designated on Schedule III as " Additional Mortgaged Properties", together with evidence that counterparts of such Mortgages have been delivered to the title insurance company insuring the Lien of such Mortgages for recording in all places to the extent necessary or, in the reasonable opinion of the Collateral Agent desirable, to effectively create a valid and enforceable first priority mortgage lien, subject only to Permitted Liens related thereto, on each such Mortgaged Property in favor of the Collateral Agent (or such other trustee as may be required or desired under local law) for the benefit of the Secured Creditors;

    (ii)     Mortgage Policies on each such Mortgaged Property owned by a U.S. Grove Acquired Entity issued by a reputable title insurer reasonably satisfactory to the Collateral Agent and in amounts satisfactory to the Collateral Agent and assuring the Collateral Agent that each of the Mortgages on such Mortgaged Properties is a valid and enforceable first priority mortgage liens on the respective Mortgaged Properties, free and clear of all defects and encumbrances except Permitted Liens related thereto, which Mortgage Policies shall (w) otherwise be in form and substance reasonably satisfactory to the Collateral Agent, (x) include, as appropriate, an endorsement for future advances under this Agreement and the Notes and for any other matter that the Collateral Agent may in its discretion reasonably request, (y) not include an exception for mechanics' liens or creditors' rights, and (z) provide for affirmative insurance and such reinsurance (including direct access agreements) as the Collateral Agent in its discretion may reasonably request; and

    (iii) if requested by the Collateral Agent, recent surveys, in form and substance reasonably satisfactory to the Collateral Agent, of each Mortgaged Property owned by a U.S. Grove Acquired Entity and designated as an "Additional Surveyed Property" on Schedule III hereto.".

    Section 9.01 of the Credit Agreement is hereby amended by (i) inserting the text "(or institutions providing financing to such customers)" immediately after the text "customers" appearing in clause (xx) of said Section, (ii) deleting the word "and" at the end of clause (xx) of said Section, (iii) redesignating clause (xxi) of said Section as clause (xxii) of said Section, (iv) deleting the amount "$2,500,000" appearing in clause (xxii) of said Section (as redesignated pursuant to preceding clause (iii)) and inserting the amount "$3,500,000" in lieu thereof, (v) inserting the following new clause (xxi) immediately following clause (xx) of said Section:

    "(xxi) Liens on property or assets acquired pursuant to the Grove Acquisition in existence on the First Amendment Acquisition Effective Date which are listed, and the property subject thereto described, in Schedule XIV, but only to the respective date, if any, set forth in such Schedule XIV for the removal, replacement and termination of any such Liens, plus renewals, replacements and extensions of such Liens to the extent set forth on such Schedule XIV, provided that (x) the aggregate principal amount of the Indebtedness, if any, secured by such Liens does not increase from that amount outstanding at the time of any such renewal, replacement or extension and (y) any such renewal, replacement or extension does not encumber any additional assets or properties of the Borrower or any of its Subsidiaries; and", and (vi) deleting the text "and (xiv)" appearing in the last paragraph of said Section and inserting the text ", (xiv) and (xx)" in lieu thereof.

    Section 9.02(xvi) of the Credit Agreement is hereby amended by deleting the amount "$20,000,000" appearing in said Section and inserting the amount "$40,000,000" in lieu thereof.

    Section 9.03 of the Credit Agreement is hereby amended by (i) deleting the word "lesser" appearing in clauses (v) and (vi) of said Section and inserting the word "least" in lieu thereof and (ii) deleting the text "and (y) that amount permitted under the Senior Subordinated Note Indenture" appearing in clauses (v) and (vi) of said Section and inserting the text ", (y) that amount permitted under the Senior Subordinated Note Indenture and (z) that amount permitted under the New Senior Subordinated Note Indenture" in lieu thereof.

    Section 9.04 of the Credit Agreement is hereby amended by (i) deleting the amount "$10,000,000" appearing in clause (iv) of said Section and inserting the amount "$25,000,000" in lieu thereof, (ii) inserting the text "(x)" immediately after the text "Subsidiary Guarantors incurred under" appearing in clause (v) of said Section, (iii) inserting the text "and (y) the New Senior Subordinated Notes and the other New Senior Subordinated Note Documents in an aggregate principal amount not to exceed the New Senior Subordinated Note Issue Amount (less the amount of repayments of principal thereof after the First Amendment Acquisition Effective Date), so long as all Net Debt Proceeds from the issuance of New Senior Subordinated Notes in excess of $200,000,000 are applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Sections 4.02(d), (i) and (j)" immediately prior to the semicolon at the end of clause (v) of said Section, (iv) deleting the amount "$10,000,000" appearing in clause (viii) of said Section and inserting the amount "$20,000,000" in lieu thereof, (v) deleting the amount "$5,000,000" appearing in clause (xii) of said Section and inserting the amount "$15,000,000" in lieu thereof, (vi) deleting the amount "$15,000,000" appearing in clause (xiii) of said Section and inserting the amount "$25,000,000" in lieu thereof, (vii) deleting the text "$25,000,000" appearing in clause (xiv) of said Section and inserting the text "$45,000,000" in lieu thereof, (viii) deleting the text "and" appearing at the end of clause (xvi) of said Section, (ix) redesignating clause (xvii) of said Section as clause (xviii), (x) deleting the amount "$10,000,000" appearing in clause (xviii) of said Section (as redesignated pursuant to preceding clause (ix)) and inserting the amount "$15,000,000" in lieu thereof and (xi) inserting the following new clause (xvii) immediately following clause (xvi) of said Section:

    "(xvii) Indebtedness outstanding on the First Amendment Acquisition Effective Date and listed in Schedule XV (the "Grove Acquired Indebtedness") in an aggregate principal amount not to exceed $20,000,000, without giving effect to any subsequent extension, renewal or refinancing thereof except to the extent expressly set forth on Schedule XV; provided that the aggregate principal amount of the Indebtedness to be extended, renewed or refinanced does not increase from that amount outstanding at the time of any such extension, renewal or refinancing; and".

    Section 9.05 of the Credit Agreement is hereby amended by (i) deleting the amount "$15,000,000" appearing in clause (ii) of said Section and inserting the amount "$25,000,000" in lieu thereof, (ii) deleting the amount "$40,000,000" appearing in clause (ix) of said Section and inserting the amount "$60,000,000" in lieu thereof, (iii) deleting the amount "$40,000,000" appearing in clause (x) of said Section and inserting the amount "$60,000,000" in lieu thereof, and (iv) deleting the amount "$20,000,000" appearing in clause (xiii) of said Section and inserting the amount "$25,000,000" in lieu thereof.

    Section 9.07(a) of the Credit Agreement is hereby amended by (i) deleting the text "set forth below" appearing in subclause (ii) of said Section and inserting the text "ended after December 31, 2001" in lieu thereof, (ii) deleting the text "in any fiscal year of the Borrower set forth below the amount set forth opposite such fiscal year below:" appearing in said Section and inserting the text "$45,000,000 in any such fiscal year." in lieu thereof and (iii) deleting the table appearing in said Section in its entirety.

    Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ending	Ratio
March 31, 2002	2.50:1.00
June 30, 2002	2.50:1.00
September 30, 2002	2.75:1.00.
December 31, 2002 and thereafter	3.00:1.00

    Effective as of the First Amendment General Effective Date (as defined below), Section 9.09 of the Credit Agreement is hereby amended by deleting the amounts "$169,700,000" and "$172,400,000" set forth opposite the dates "June 30, 2002" and "September 30, 2002", respectively, appearing in the table in said Section and inserting the amount "$158,000,000" in lieu of each such amount, it being understood, however, that upon the occurrence of the First Amendment Acquisition Effective Date, the amendment set forth in this Section 28 shall be superseded by the amendment set forth in Section 29 below.

    Effective as of the First Amendment Acquisition Effective Date, Section 9.09 of the Credit Agreement is hereby further amended by deleting the table appearing in said Section in its entirety (as modified pursuant to preceding Section 28 hereof) and inserting the following new table in lieu thereof:

Fiscal Quarter Ending	Amount
March 31, 2002	$178,500,000
June 30, 2002	$178,500,000
September 30, 2002	$178,500,000
December 31, 2002	$190,000,000
March 31, 2003	$195,000,000
June 30, 2003	$205,000,000
September 30, 2003	$210,000,000
December 31, 2003	$215,000,000
March 31, 2004	$215,000,000
June 30, 2004	$215,000,000
September 30, 2004	$215,000,000
December 31, 2004	$250,000,000
March 31, 2005	$250,000,000
June 30, 2005	$250,000,000
September 30, 2005	$250,000,000
December 31, 2005	$260,000,000
March 31, 2006	$260,000,000
June 30, 2006	$260,000,000
September 30, 2006	$260,000,000
December 31, 2006	$270,000,000
March 31, 2007	$270,000,000.

    Section 9.11 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Period	Ratio
First Amendment Acquisition Effective Date through and including December 30, 2002	3.95:1.00
December 31, 2002 through and including March 30, 2003	3.75:1.00
March 31, 2003 through and including June 29, 2003	3.50:1.00
June 30, 2003 through and including December 30, 2003	3.25:1.00
December 31, 2003 through and including December 30, 2004	3.00:1.00
Thereafter	2.85:1.00.

    Section 9.12 of the Credit Agreement is hereby amended by deleting the table appearing in said Section in its entirety and inserting the following new table in lieu thereof:

Fiscal Quarter Ending	Ratio
March 31, 2002	2.00:1.00
June 30, 2002	2.00:1.00
September 30, 2002	2.10:1.00
December 31, 2002	2.25:1.00
March 31, 2003 and thereafter	2.50:1.00.

    Section 9.13(a) of the Credit Agreement is hereby amended by (i) inserting the text "or any New Senior Subordinated Notes" immediately after the text "Senior Subordinated Notes" appearing in clause (i) of said Section, (ii) inserting the text "or any New Senior Subordinated Note Document" immediately after the text "Senior Subordinated Note Document" appearing in clause (ii) of said Section and (iii) inserting the text ", any Grove Acquisition Document" immediately after the first reference to the text "Factoring Agreement" appearing in clause (iii) of said Section.

    Section 9.13(b) of the Credit Agreement is hereby amended by deleting the text "and the other Senior Subordinated Note Documents" appearing in said Section and inserting the text ", the other Senior Subordinated Note Documents, the New Senior Subordinated Notes and the other New Senior Subordinated Note Documents" in lieu thereof.

    Section 9.14 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (vi) of said Section, (ii) deleting the text "or (xviii)" appearing in clause (vii) of said Section and inserting the text ", (xviii) or (xxi)" in lieu thereof and (iii) inserting the following new clause (viii) immediately following clause (vii) of said Section:

    "and (viii) the New Senior Subordinated Note Documents".

    Section 9.18 of the Credit Agreement is hereby amended by deleting the amount "$25,000,000" appearing in said Section and inserting the amount "$50,000,000" in lieu thereof.

    The definition of "Change of Control" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "or the New Senior Subordinated Note Indenture" immediately before the period at the end of said definition.

    The definition of "Consolidated Indebtedness" appearing in Section 11.01 of the Credit Agreement is hereby amended by (i) deleting the text "and Senior Subordinated Notes" appearing in clause (I) of said definition and inserting the text ", Senior Subordinated Notes and New Senior Subordinated Notes" in lieu thereof and (ii) inserting the text "; provided that in making any determination of "Consolidated Indebtedness" pursuant to this definition, there shall be excluded therefrom any Indebtedness of the type described in clause (ii) of the definition of Indebtedness contained herein, in each case to the extent (and only to the extent) that such Indebtedness (x) is evidenced by letters of credit issued to support performance bonds of the Borrower or its Subsidiaries (but exclusive of unpaid drawings thereunder) and (y) would otherwise be included in a determination of Consolidated Indebtedness" immediately before the period at the end of said definition.

    The definition of "Consolidated Senior Indebtedness" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "the aggregate principal amount of the Senior Subordinated Notes outstanding at such time" appearing in said definition and inserting the text "the sum of (x) the aggregate principal amount of the Senior Subordinated Notes outstanding at such time and (y) the aggregate principal amount of the New Senior Subordinated Notes outstanding at such time" in lieu thereof.

    The definition of "Documents" appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text "and the Senior Subordinated Note Documents" appearing in said definition and inserting the text ", the Senior Subordinated Note Documents and the Grove Transaction Documents" in lieu thereof.

    The definition of "L/C Supportable Obligations" appearing in Section 11.01 of the Credit Agreement is hereby amended by inserting the text "or the New Senior Subordinated Notes" immediately after the text "Senior Subordinated Notes" appearing in said definition.

    Section 11.01 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

    "First Amendment" shall mean the First Amendment and Consent to this Agreement, dated as of April 29, 2002.

    "First Amendment Acquisition Effective Date" shall have the meaning provided in the First Amendment.

    "Applicable Excess Cash Flow Percentage" shall mean, with respect to any Excess Cash Payment Date, 50%; provided that, so long as no Default or Event of Default is then in existence, if on the last day of the relevant Excess Cash Payment Period, the Consolidated Total Leverage Ratio for the Test Period ended on such day (as established pursuant to the officer's certificate delivered (or required to be delivered) pursuant to Section 8.01(e)) is less than 3.00:1.00, then the "Applicable Excess Cash Flow Percentage" shall instead be 0%.

    "Grove" shall mean Grove Investors, Inc., a Delaware corporation.

    "Grove Acquired Entities" shall mean Grove and the various subsidiaries of Grove acquired pursuant to the Grove Acquisition.

    "Grove Acquired Indebtedness" shall have the meaning provided in Section 9.04(xvii).

    "Grove Acquisition" shall have the meaning provided in the First Amendment.

    "Grove Acquisition Agreement" shall mean that certain Agreement and Plan of Merger, dated as of March 18, 2002, among the Borrower, Giraffe Merger Sub (as defined in the First Amendment) and Grove (including the schedules and exhibits thereto), as in effect on April 29, 2002 and (i) at any time prior to the First Amendment Acquisition Effective Date, without giving effect to any amendment, modification or waiver thereto, without the consent of the Administrative Agent and (ii) at any time on and after the First Amendment Acquisition Effective Date, as the same may be amended, modified and/or supplemented from time to time thereafter in accordance with the terms hereof and thereof.

    "Grove Acquisition Documents" shall mean and include the Grove Acquisition Agreement and the other documents and agreements entered into in connection with the Grove Acquisition, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

    "Grove Equity Issuance" shall have the meaning provided in the First Amendment.

    "Grove Indebtedness To Be Refinanced" shall mean all Indebtedness of the Grove Acquired Entities outstanding immediately prior to the consummation of the Grove Transaction (other than Grove Acquired Indebtedness) and set forth on Schedule XVI.

    "Grove Refinancing" shall mean the repayment in full of all of the Grove Indebtedness To Be Refinanced and the termination of all commitments in respect thereof.

    "Grove Refinancing Documents" shall mean the documents, agreements and instruments entered into in connection with the Grove Refinancing.

    "Grove Transaction" shall mean, collectively, (i) the consummation of the Grove Acquisition, (ii) the issuance of the New Senior Subordinated Notes, (iii) the consummation of the Grove Equity Issuance, (iv) the consummation of the Grove Refinancing, (iv) the entering into of the First Amendment and the incurrence of Revolving Loans on the First Amendment Acquisition Effective Date to repay, in part, the Grove Indebtedness To Be Refinanced and to pay the fees and expenses in connection with the foregoing.

    "Grove Transaction Documents" shall mean (i) the Grove Acquisition Documents, (ii) the New Senior Subordinated Note Documents, (iii) the Grove Refinancing Documents, (iv) the First Amendment and (v) the other documents and instruments entered into in connection with the Grove Transaction, in each case as the same may be amended, modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

    "New Exchange Senior Subordinated Notes" shall mean senior subordinated notes which are substantially identical securities to the New Senior Subordinated Notes issued on the First Amendment Acquisition Effective Date, which New Exchange Senior Subordinated Notes shall be issued pursuant to a registered exchange offer or private exchange offer for the New Senior Subordinated Notes and pursuant to the New Senior Subordinated Note Indenture. In no event will the issuance of any New Exchange Senior Subordinated Notes increase the aggregate principal amount of New Senior Subordinated Notes then outstanding or otherwise result in an increase in the interest rate applicable to the New Senior Subordinated Notes.

    "New Senior Subordinated Note Issue Amount" shall mean the aggregate principal amount of the New Senior Subordinated Notes on the date of issuance thereof, which amount shall in no event exceed $250,000,000.

    "New Senior Subordinated Notes" shall mean unsecured Indebtedness of the Borrower evidenced by senior subordinated notes issued on the First Amendment Acquisition Effective Date, which Indebtedness (i) has a final maturity no earlier than the final maturity of the Senior Subordinated Notes, (ii) has a weighted average life to maturity greater than or equal to the weighted average life to maturity of the Senior Subordinated Notes, (iii) does not (x) add guarantors or obligors different from those under (or required under) the Senior Subordinated Notes or (y) provide for security, (iv) contains terms and conditions (including, without limitation, with respect to amortization, redemption, covenants, defaults, voting rights, remedies and subordination provisions) identical to (or, from the perspective of the Lenders, more favorable than) than those applicable to the Senior Subordinated Notes and (v) shall be governed by documentation reasonably satisfactory to the Administrative Agent, as such Indebtedness may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. As used herein, the term "New Senior Subordinated Notes" shall include any New Exchange Senior Subordinated Notes issued pursuant to the New Senior Subordinated Note Indenture in exchange for theretofore outstanding New Senior Subordinated Notes, as contemplated by the definition of New Exchange Senior Subordinated Notes. The issuance of New Senior Subordinated Notes shall be deemed to be a representation and warranty by the Borrower that all conditions thereto have been satisfied in all material respects and that same is permitted in accordance with the terms of this Agreement, which representation and warranty shall be deemed to be a representation and warranty for all purposes hereunder, including, without limitation, Sections 6 and 10.

    "New Senior Subordinated Note Documents" shall mean the New Senior Subordinated Note Indenture, the New Senior Subordinated Notes and each other agreement, document or instrument executed and delivered in connection with the New Senior Subordinated Notes, in each case as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

    "New Senior Subordinated Note Indenture" shall mean any indenture or similar agreement entered into in connection with the issuance of New Senior Subordinated Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms hereof and thereof.

    "Updated Projections" shall have the meaning provided in the First Amendment.

    "U.S. Grove Acquired Entities" shall mean each Grove Acquired Entity organized under the laws of the United States or any State or territory thereof.

    Section 13.07(a) of the Credit Agreement is hereby amended by deleting the text "the historical financial statements of the Borrower referred to in Section 7.05(a)" appearing in said Section and inserting the text "the financial statements of the Borrower delivered pursuant to Section 8.01(a) for the fiscal quarter of the Borrower ended March 31, 2002" in lieu thereof.

    Section 13 of the Credit Agreement is hereby further amended by inserting the following new Section 13.20 at the end of said Section:

    "13.20 Special Provisions Regarding Pledges of Equity Interests in, and Promissory Notes Owed by, Foreign Persons. The parties hereto acknowledge and agree that the provisions of the various Security Documents executed and delivered by the Credit Parties require that, among other things, all promissory notes executed by, and equity interests in, various Persons owned by the respective Credit Party be pledged, and delivered for pledge, pursuant to the Security Documents. The parties hereto further acknowledge and agree that each Credit Party shall be required to take all actions under the laws of the jurisdiction in which such Credit Party is organized to create and perfect all security interests granted pursuant to the various Security Documents and to take all actions under the laws of the United States (or any state thereof) to perfect the security interests in the promissory notes issued by, and the equity interests of, any Person organized under the laws of the United States or any state thereof (in each case, to the extent said promissory notes or equity interests are owned by any Credit Party). Except as provided in the immediately preceding sentence and as required pursuant to Section 13.19 (by virtue of Part IV of Schedule XIII), to the extent any Security Document requires or provides for the pledge of promissory notes issued by, or equity interests in, any Person organized under the laws of a jurisdiction other than the United States or any state thereof, it is acknowledged that, as of the Initial Borrowing Date, no actions have been required to be taken to perfect, under local law of the jurisdiction of the Person who issued the respective promissory notes or whose equity interests are pledged, under the Security Documents. The Borrower hereby agrees that, following any request by the Administrative Agent or Required Lenders to do so, the Borrower shall, and shall cause its Subsidiaries to, take such actions (including, without limitation, the execution of Additional Security Documents, the making of any filings and the delivery of appropriate legal opinions) under the local law of any jurisdiction with respect to which such actions have not already been taken as are reasonably determined by the Administrative Agent or Required Lenders to be necessary or desirable in order to fully perfect, preserve or protect the security interests granted pursuant to the various Security Documents under the laws of such jurisdictions. If requested to do so pursuant to this Section 13.20, all such actions shall be taken in accordance with the provisions of this Section 13.20 and Section 8.12 and within the time periods set forth therein. All conditions and representations contained in this Agreement and the other Credit Documents shall be deemed modified to the extent necessary to effect the foregoing and so that same are not violated by reason of the failure to take actions under local law (but only with respect to promissory notes issued by, and equity interests in, Persons organized under laws of jurisdictions other than the United States or any state thereof) not required to be taken in accordance with the provisions of this Section 13.20, provided that to the extent any representation or warranty would not be true because the foregoing actions were not taken, the respective representation of warranties shall be required to be true and correct in all material respects at such time as the respective action is required to be taken in accordance with the foregoing provisions of this Section 13.20 or pursuant to Section 8.12.".

    Each Lender, by its execution and delivery of a counterpart hereof, hereby agrees that, in the event that the Borrower does not (or cannot) issue, prior to September 15, 2002, New Senior Subordinated Notes generating gross cash proceeds of at least $175,000,000 for the purpose of financing, in part, the Grove Transaction, such Lender will, upon written request of the Borrower submitted at any time prior to September 15, 2002, enter into a further amendment to the Credit Agreement identical in all material respects to this Amendment, except that such amendment shall (i) permit the incurrence of incremental senior secured bank financing by the Borrower which shall (I) be made available under the Credit Agreement pursuant to one or more additional tranches of loans and/or an increase to one or more existing Tranches of Loans, (II) be secured and guaranteed equally and ratably with the Loans under the Credit Agreement, (III) not exceed in an aggregate principal amount an amount equal to the remainder of (x) $175,000,000 minus (y) the aggregate principal amount of the New Senior Subordinated Notes issued (or to be issued) to finance the Grove Transaction and (IV) otherwise be made available on such terms and conditions as determined by the Administrative Agent and reasonably acceptable to the Required Lenders, (ii) permit the New Senior Subordinated Notes not issued to finance the Grove Transaction (i.e., New Senior Subordinated Notes in an aggregate principal amount equal to the remainder of $250,000,000 less the aggregate principal amount of such incremental senior secured bank financing) to be issued to refinance outstanding Term Loans under the Credit Agreement (including such incremental senior secured bank financing) and (iii) provide for modifications to the covenant levels required in Section 9.10 of the Credit Agreement (i.e., the Senior Leverage Ratio) as set forth on Annex A hereto; provided however that the agreements of each Lender pursuant to this Section 44 do not (and shall not be construed to) constitute an agreement to provide all or any portion of the incremental senior secured bank financing referred to above.

    Schedules III and V to the Credit Agreement are hereby amended by deleting same in their entirety and inserting in lieu thereof the new Schedules III and V, as the case may be, as each appears as attached hereto (with such technical modifications thereto as are acceptable to the Administrative Agent and as may be required to be made on the First Amendment Acquisition Effective Date to reflect changes to the Real Property or Subsidiaries, as the case may be, owned or held by the Borrower, the Grove Acquired Entities and their respective Subsidiaries after the First Amendment General Effective Date and on or prior to the First Amendment Acquisition Effective Date).

    The Credit Agreement is hereby further amended by inserting new Schedules XIV, XV and XVI thereto in the form of Schedules XIV, XV and XVI, respectively, attached hereto.

  Miscellaneous Provisions.

    In order to induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that:

    (a)     no Default or Event of Default exists as of (x) the First Amendment General Effective Date, both before and after giving effect thereto and (y) the First Amendment Acquisition Effective Date, both before and after giving effect thereto;

    (b)     all of the representations and warranties contained in the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the First Amendment General Effective Date and the First Amendment Acquisition Effective Date, both before and after giving effect to each such date (and, in the case of the First Amendment Acquisition Effective Date, the consummation of the Grove Transaction on such date), with the same effect as though such representations and warranties had been made on and as of the First Amendment General Effective Date or the First Amendment Acquisition Effective Date, as the case may be (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date); and

    (c)     at the time of the consummation of the Grove Transaction (and immediately after giving effect thereto), the consummation of same shall not (i) contravene any provision of any material applicable law, statute, rule or regulation or any applicable order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict or be inconsistent with or result in any breach of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the material properties or assets of the Borrower or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement or loan agreement, or any other material agreement, contract or instrument to which the Borrower or any of its Subsidiaries is a party or by which it or any of its material property or assets is bound or to which it may be subject or (iii) violate any provision of the certificate of incorporation, by-laws, certificate of limited partnership, limited partnership agreement or any equivalent organizational document of the Borrower or any of its Subsidiaries.

    This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

    This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

    THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

    (a) The provisions of Sections 28, 43 and 44 of Part I of this Amendment shall become effective on the date (the "First Amendment General Effective Date") when each of the Borrower, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

    (b)      The provisions of Sections 1 through 27, inclusive, Sections 29 through 42, inclusive, and Sections 45 and 46 of Part I of this Amendment shall become effective on the date (the "First Amendment Acquisition Effective Date") when each of the following conditions shall have been satisfied:

      the Lenders shall have received a copy of the detailed consolidated financial projections for the Borrower and its Subsidiaries, and after giving effect to the Grove Transaction, the related financings therefor and the transactions and financings contemplated by this Amendment for the five fiscal years ended after the First Amendment Acquisition Effective Date (the "Updated Projections");

      the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due;

      the Administrative Agent shall have received a certificate, dated the First Amendment Acquisition Effective Date and signed on behalf of the Borrower by an appropriate officer of the Borrower, stating that all of the conditions in clauses (i) and (ii), inclusive, above, clauses (i) through (xvii), inclusive, of Section 1 of Part I of this Amendment and Section 6 of the Credit Agreement have been satisfied on such date; and

      the First Amendment General Effective Date shall have occurred.

    Unless the Administrative Agent has received actual notice from any Lender that the conditions contained above have not been met with satisfaction, upon the satisfaction of the conditions described in clauses (iii) and (iv) of the immediately preceding sentence and upon the Administrative Agent's good faith determination that the other conditions described above have been met, the First Amendment Acquisition Effective Date shall be deemed to have occurred, regardless of any subsequent determination that one or more of the conditions thereto had not been met (although the occurrence of the First Amendment Acquisition Effective Date shall not release the Borrower from any liability for failure to satisfy one or more of the applicable conditions specified above). Notwithstanding the foregoing, in the event the Grove Transaction is not consummated on the First Amendment Acquisition Effective Date, the First Amendment Acquisition Effective Date shall be deemed not to have occurred and Sections 1 through 27, inclusive, Sections 29 through 42, inclusive, and Sections 45 and 46 of Part I of this Amendment shall be deemed never to have become effective, notwithstanding the satisfaction of the conditions specified in clauses (i) through (iv), inclusive, of this Section 5.

    So long as the First Amendment Acquisition Effective Date occurs, the Borrower shall pay to each Lender which has executed a counterpart hereof on or prior to 5:00 P.M. (New York time) on May 8, 2002, a consent fee equal to 1/8 of 1% of the sum of (x) its Revolving Loan Commitment as in effect on the First Amendment General Effective Date and (y) the aggregate principal amount of its Term Loans outstanding on the First Amendment General Effective Date. All fees payable pursuant to the immediately preceding sentence shall be paid to the Administrative Agent within one Business Day after the First Amendment Acquisition Effective Date, which fees shall be distributed by the Administrative Agent to the relevant Lenders in the amounts specified in the immediately preceding sentence.

    From and after the First Amendment General Effective Date and the First Amendment Acquisition Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby on the First Amendment General Effective Date or the First Amendment Acquisition Effective Date, as the case may be.

* * *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

     THE MANITOWOC COMPANY, INC.

     By

      Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS (f/k/a Bankers Trust Company),
Individually and as Administrative Agent

     By

Title:

LANDMARK CDO LIMITED, as a Lender

By:_____________________________
Name:
Title:

AIMCO CLO 2001-A, as a Lender

By:_____________________________
Name:
Title:

ALLSTATE LIFE INSURANCE COMPANY, as a Lender

By:_____________________________
Name:
Title:

CENTURION CDO II, LTD.
By: American Express Asset Management Group Inc. as Collateral Manager

By:_____________________________
Name:
Title:

AMERICAN EXPRESS CERTIFICATE COMPANY,
By: American Express Asset Management Group Inc. as Collateral Manager

By:_____________________________
Name:
Title:

KZH CYPRESSTREE-1, as a Lender

By:_____________________________
Name:
Title:

KZH STERLING LLC, as a Lender

By:_____________________________
Name:
Title:

SEQUILS-CENTURION V,
By: American Express Asset Management Group Inc. as Collateral Manager

By:_____________________________
Name:
Title:

NOVA CDO 2001, LTD., as a Lender

By:_____________________________
Name:
Title:

ARAB BANKING CORPORATION, as a Lender

By:_____________________________
Name:
Title:

ARES III, as a Lender

By:_____________________________
Name:
Title:

ARES IV, as a Lender

By:_____________________________
Name:
Title:

ARES V, as a Lender

By:_____________________________
Name:
Title:

ASSOCIATED BANK, as a Lender

By:_____________________________
Name:
Title:

BANK OF NEW YORK, as a Lender

By:_____________________________
Name:
Title:

BANK ONE, N.A., as a Lender

By:_____________________________
Name:
Title:

BNP PARIBAS, as a Lender

By:_____________________________
Name:
Title:

SIERRA CLO I, as a Lender

By:_____________________________
Name:
Title:

ELT LIMITED, as a Lender

By:_____________________________
Name:
Title:

JUPITER FUNDING TRUST, as a Lender

By:_____________________________
Name:
Title:

KZH CNC LLC, as a Lender

By:_____________________________
Name:
Title:

WINGED FOOT FUNDING TRUST, as a Lender

By:_____________________________
Name:
Title:

CONTINENTAL CASUALTY, as a Lender

By:_____________________________
Name:
Title:

ROSEMONT, as a Lender

By:_____________________________
Name:
Title:

MUIRFIELD TRADING, as a Lender

By:_____________________________
Name:
Title:

OLYMPIC FUNDING 1999-1, as a Lender

By:_____________________________
Name:
Title:

SEQUILS CUMBERLAND, as a Lender

By:_____________________________
Name:
Title:

DENALI CAPITAL CLO I, LTD. as a Lender

By:_____________________________
Name:
Title:

EATON VANCE CDO III, LTD., as a Lender

By:_____________________________
Name:
Title:

EATON VANCE CDO IV, LTD., as a Lender

By:_____________________________
Name:
Title:

EATON VANCE CDO V, LTD. , as a Lender

By:_____________________________
Name:
Title:

GRAYSON & CO
By: Boston Management and Research as Investment Advisor

By:_____________________________
Name:
Title:

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By:_____________________________
Name:
Title:

OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management as Investment Advisor

By:_____________________________
Name:
Title:

SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor

By:_____________________________
Name:
Title:

SENIOR DEBT PORTFOLIO
By: Eaton Vance Management as Investment Advisor

By:_____________________________
Name:
Title:

FIDELITY ADVANCED SERIES II FLOATING RATE, as a Lender

By:_____________________________
Name:
Title:

FIRSTAR BANK, as a Lender

By:_____________________________
Name:
Title:

FLAGSHIP CLO 2001-1, as a Lender

By:_____________________________
Name:
Title:

FLEET BANK, as a Lender

By:_____________________________
Name:
Title:

FRANKLIN CLO II LTD., as a Lender

By:_____________________________
Name:
Title:

FRANKLIN FLOATING RATE MASTER SERIES, as a Lender

By:_____________________________
Name:
Title:

FRANKLIN FLOATING RATE DAILY ACCESS FUND, as a Lender

By:_____________________________
Name:
Title:

ELC (CAYMAN) 2000-1, as a Lender

By:_____________________________
Name:
Title:

TRYON CLO, as a Lender

By:_____________________________
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P., as a Lender

By:_____________________________
Name:
Title:

EMERALD ORCHARD LIMITED, as a Lender

By:_____________________________
Name:
Title:

RESTORATION FUNDING CLO, LTD.
By: Highland Capital Management, L.P., as Collateral Manager

By:_____________________________
Name:
Title:

SL LOANS I LIMITED,
By: Highland Capital Management, L.P., as Attorney-in-Fact

By:_____________________________
Name:
Title:

ARCHIMEDES IV, as a Lender

By:_____________________________
Name:
Title:

NEMEAN CLO, LTD., as a Lender

By:_____________________________
Name:
Title:

PRIME RATE TRUST, as a Lender

By:_____________________________
Name:
Title:

AERIES FINANCE-II LTD.,
By: INVESCO Senior Secured Management, Inc. as Sub-Managing Agent

By:_____________________________
Name:
Title:

AIM FLOATING RATE FUND,
By: INVESCO Senior Secured Management, Inc. as Attorney-in-Fact

By:_____________________________
Name:
Title:

AVALON CAPITAL LTD.,
By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor

By:_____________________________
Name:
Title:

AVALON CAPITAL LTD.2,
By: INVESCO Senior Secured Management, Inc. as Portfolio Advisor

By:_____________________________
Name:
Title:

CHARTER VIEW PORTFOLIO,
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:_____________________________
Name:
Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.,
By: INVESCO Senior Secured Management, Inc. as Investment Advisor

By:_____________________________
Name:
Title:

OASIS COLLATERALLIZED HIGH INCOME PORTFOLIO I, as a Lender
By: INVESCO Senior Secured Management, Inc. as Subadvisor

By:_____________________________
Name:
Title:

SEQUILS--LIBERTY, LTD. as a Lender
By: INVESCO Senior Secured Management, Inc. as Collateral Manager

By:_____________________________
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:_____________________________
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:_____________________________
Name:
Title:

METROPOLITAN LIFE INSURANCE COMPANY, as a Lender

By:_____________________________
Name:
Title:

MIZUHO CORPORATE BANK LIMITED (DKB), as a Lender

By:_____________________________
Name:
Title:

NATEXIS BANQUES POPULAIRES, as a Lender

By:_____________________________
Name:
Title:

NORTHERN TRUST COMPANY, as a Lender

By:_____________________________
Name:
Title:

OCTAGON INVESTMENT PARTNERS II, as a Lender

By:_____________________________
Name:
Title:

OCTAGON INVESTMENT PARTNERS III, as a Lender

By:_____________________________
Name:
Title:

OCTAGON IV, as a Lender

By:_____________________________
Name:
Title:

HARBOURVIEW CDO II, as a Lender

By:_____________________________
Name:
Title:

HARBOURVIEW CLO IV, a Lender

By:_____________________________
Name:
Title:

OPPENHEIMER SENIOR FLOATING RATE FUND, as a Lender

By:_____________________________
Name:
Title:

SUMITOMO TRUST, as a Lender

By:_____________________________
Name:
Title:

TORONTO DOMINION (NEW YORK), as a Lender

By:_____________________________
Name:
Title:

CREDIT INDUSTRIEL ET COMMERCIAL, as a Lender

By:_____________________________
Name:
Title:

By:_____________________________
Name:
Title:

WACHOVIA BANK, N.A. (FIRST UNION), as a Lender

By:_____________________________
Name:
Title:

SWING STREET FUNDING, as a Lender

By:_____________________________
Name:
Title:

MODIFICATION TO COVENANT LEVELS IN
SECTION 9.10 OF THE CREDIT AGREEMENT

Period	Ratio
First Amendment Acquisition Effective Date through and including December 30, 2002	3.10:1.00
December 31, 2002 through and including March 30, 2003	2.90:1.00
March 31, 2003 through and including June 29, 2003	2.75:1.00
June 30, 2003 through and including September 29, 2003	2.65:1.00
September 30, 2003 through and including June 29, 2004	2.50:1.00
June 30, 2004 through and including June 29, 2005	2.25:1.00
Thereafter	2.00:1.00.